UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

UGI Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 North Gulph Road, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 337-7000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, without par value	UGI	New York Stock Exchange
Corporate Units	UGIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Contract Agreement

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2021 by UGI Corporation (the “Company”), the Company entered into an Underwriting Agreement, dated as of May 17, 2021, with Wells Fargo Securities, LLC, BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC as representatives of the underwriters named therein, related to the offering, issuance and sale of 2,200,000 of its Equity Units (the “Equity Units”).

On May 25, 2021, the Company entered into the Purchase Contract and Pledge Agreement (the “Purchase Contract Agreement”) with U.S. Bank National Association, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary, pursuant to which the Equity Units will be issued. Each Equity Unit initially consists of a unit referred to as a Corporate Unit (a “Corporate Unit”) with a stated amount of $100 and is comprised of (i) a purchase contract under which (1) a holder will purchase from the Company, on June 1, 2024 (or, if such date is not a business day, the next business day) for $100 cash, a certain number of shares of the Company’s common stock, without par value (the “Common Stock”), and (2) the Company will pay to the holder contract adjustment payments (each, a “Purchase Contract”) and (ii) a 1/10th, or 10%, undivided beneficial interest in one share of 0.125% Series A Cumulative Perpetual Convertible Preferred Stock, without par value, with a liquidation preference of $1,000 per share (the “Convertible Preferred Stock”) convertible into (y) shares of the Company’s 0.125% Series B Cumulative Perpetual Preferred Stock, without par value, with a liquidation preference of $1,000 per share (the “Series B Preferred Stock”), or, solely with respect to conversions in connection with a redemption, into cash and (z) if applicable, shares of Common Stock, as described below. In certain circumstances in connection with a successful optional remarketing of the Convertible Preferred Stock, the Convertible Preferred Stock forming part of the Corporate Units will be replaced with an interest in Treasury Portfolio (as defined in the Purchase Contract and Pledge Agreement). The shares of Convertible Preferred Stock or a portion of the Treasury Portfolio, as the case may be, underlying each Corporate Unit will be pledged as collateral to U.S. Bank National Association, as Collateral Agent, to secure the obligation of the holders of the Corporate Units to the Company to purchase the shares of the Company’s Common Stock under the Purchase Contracts. The Purchase Contract Agreement includes customary agreements and covenants by the Company.

Holders of Corporate Units may create “Treasury Units” or “Cash Settled Units” from their Corporate Units as provided in the Purchase Contract Agreement by substituting Treasury securities or cash, respectively, for the Convertible Preferred Stock comprising a part of the Corporate Units. Holders of Equity Units will be entitled to receive, quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on September 1, 2021 (each, a “Payment Date”), distributions consisting of contract adjustment payments at a rate of 7.125% per year on the stated amount of $100 per Equity Unit, which will accrue from May 25, 2021 and will be payable by the Company in cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, unless the Company has irrevocably elected a contract adjustment payment method to apply. In addition, dividends will accumulate and be payable as described below on any Convertible Preferred Stock forming part of the Corporate Units.

The Purchase Contract Agreement and the Forms of Corporate Unit, Treasury Unit and Cash Settled Unit representing the Equity Units are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The descriptions of the material terms of the Purchase Contract Agreement and the Forms of Corporate Unit, Treasury Unit and Cash Settled Unit representing the Equity Units are qualified in their entirety by reference to such exhibits.

U.S. Bank National Association is the trustee for certain of the Company’s outstanding notes. U.S. Bank National Association and its affiliates have, from time to time, performed, and may in the future perform, other financial, banking and other services for the Company, for which they received or will receive customary fees and expenses.

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 5.03 below is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Convertible Preferred Stock

On May 25, 2021, the Company filed a Statement with Respect to Shares (the “Convertible Preferred Stock Statement with Respect to Shares”) with the Secretary of the Commonwealth of Pennsylvania to establish the preferences, limitations and relative rights of the Convertible Preferred Stock, which became effective upon filing. The Convertible Preferred Stock will have an initial conversion rate of 19.0215 shares of Common Stock per share of the Convertible Preferred Stock, equivalent to an initial conversion price of approximately $52.57 per share of Common Stock, subject to adjustment. The initial conversion price represents a premium of approximately 20.0% above the closing price of the Common Stock on May 17, 2021. Each share of Convertible Preferred Stock may be converted only after being separated from the Equity Units and, prior to June 1, 2024, only upon the occurrence of certain fundamental change events that occur prior to a successful remarketing of the Convertible Preferred Stock. Upon any such conversion, the Company will deliver, in respect of each $1,000 liquidation preference of the Convertible Preferred Stock being converted, (i) one share of the Series B Preferred Stock or, solely with respect to conversions in connection with a redemption, up to $1,000 in cash and (ii) if applicable, shares of Common Stock in respect of any conversion value in excess of the liquidation preference of the Convertible Preferred Stock being converted.

The Convertible Preferred Stock is expected to be remarketed during either an optional remarketing period beginning on, and including, March 1, 2024 and ending on, and including, May 13, 2024 or a final remarketing period beginning on, and including, May 23, 2024 and ending on, and including, May 30, 2024. Upon any successful remarketing, the dividend rate and the conversion rate of the Convertible Preferred Stock may be increased, and the earliest redemption date for the Convertible Preferred Stock may be changed to a later date that is on or prior to August 29, 2025.

Cumulative dividends will accumulate on the Convertible Preferred Stock, payable quarterly in arrears on each Payment Date, when, as and if declared by the Company’s board of directors, at an initial rate of 0.125% per annum on the liquidation preference of the Convertible Preferred Stock (subject to potential increase in connection with a successful remarketing as described above). The liquidation preference of the Convertible Preferred Stock will not accrete. The Company may elect to pay dividends, if declared, on the Convertible Preferred Stock in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, at the Company’s election, unless the Company has previously irrevocably elected a dividend payment method to apply. The Convertible Preferred Stock is perpetual, but the Company may redeem all or any portion of the outstanding Convertible Preferred Stock on or after September 3, 2024 (which date may be changed to a later date as described above), at a redemption price equal to 100% of the liquidation preference thereof, plus any accumulated and unpaid dividends (whether or not authorized or declared). If any shares of Convertible Preferred Stock are called for redemption, the Company must also call for redemption a proportionate number of outstanding shares of Series B Preferred Stock, if any, on the same redemption date.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, before any distribution or payment shall be made to holders of Common Stock or any other class or series of capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, junior to the Convertible Preferred Stock, holders of the Convertible Preferred Stock are entitled to be paid out of the Company’s assets legally available for distribution to its stockholders, after payment of or provision for the Company’s debts and other liabilities, a liquidation preference of $1,000 per share of the Convertible Preferred Stock, plus an amount equal to any accumulated but unpaid dividends (whether or not declared) up to but excluding the date of payment, but subject to the prior payment in full of all of the Company’s liabilities and the payment of the Company’s senior stock.

The Convertible Preferred Stock Statement with Respect to Shares became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K. The above description of the Convertible Preferred Stock Statement with Respect to Shares is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the full text of the Convertible Stock Statement with Respect to Shares, which is incorporated herein by reference. A specimen certificate representing the Convertible Preferred Stock is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Series B Preferred Stock

On May 25, 2021, the Company filed a Statement with Respect to Shares (the “Series B Preferred Stock Statement with Respect to Shares”) with the Secretary of the Commonwealth of Pennsylvania to establish the preferences, limitations and relative rights of the Series B Preferred Stock, which became effective upon filing.

Cumulative dividends will accumulate on the Series B Preferred Stock, payable quarterly in arrears on each Payment Date, when, as and if declared by the Company’s board of directors, at an initial rate of 0.125% per annum on the liquidation preference of the Series B Preferred Stock (subject to potential increase in connection with a successful remarketing as described below). The Company may elect to pay dividends, if declared, on the Series B Preferred Stock in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, at the Company’s election, unless the Company has previously irrevocably elected a dividend payment method to apply. The Series B Preferred Stock is perpetual, but the Company may redeem all or any portion of the outstanding Convertible Preferred Stock on or after September 3, 2024 (which date may be changed to a later date as described below), at a redemption price equal to 100% of the liquidation preference thereof, plus any accumulated and unpaid dividends (whether or not authorized or declared). If any shares of Series B Preferred Stock are called for redemption, the Company must also call for redemption a proportionate number of outstanding shares of Convertible Preferred Stock, if any, on the same redemption date.

If, in connection with the successful remarketing of the Convertible Preferred Stock, the dividend rate of the Convertible Preferred Stock is increased, then the dividend rate on the Series B Preferred Stock will simultaneously be increased to the new dividend rate of the Convertible Preferred Stock. Similarly, if, in connection with the successful remarketing of the Convertible Preferred Stock, the first date on which the Convertible Preferred Stock may be redeemed by the Company is changed to a later date that is on or before August 29, 2025, then the first date on which the Convertible Preferred Stock may be redeemed will simultaneously be changed to such later date.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, before any distribution or payment shall be made to holders of shares of Common Stock or any other class or series of capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, junior to the Series B Preferred Stock, holders of shares of Series B Preferred Stock are entitled to be paid out of the Company’s assets legally available for distribution to the Company’s stockholders, after payment of or provision for the Company’s debts and other liabilities, a liquidation preference of $1,000 per share of Series B Preferred Stock, plus an amount equal to any accumulated but unpaid dividends (whether or not authorized or declared) up to but excluding the date of payment, but subject to the prior payment in full of all of the Company’s liabilities and the payment of its senior stock.

The Series B Preferred Stock Statement with Respect to Shares became effective upon filing, and a copy is filed as Exhibit 3.2 to this Current Report on Form 8-K. The above description of the Series B Preferred Stock Statement with Respect to Shares is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the full text of the Series B Preferred Stock Statement with Respect to Shares, which is incorporated herein by reference. A specimen certificate representing the Series B Preferred Stock is filed as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Statement with Respect to Shares of the Company with respect to the Convertible Preferred Stock, filed with the Secretary of the Commonwealth of Pennsylvania and effective on May 25, 2021.

3.2	Statement with Respect to Shares of the Company with respect to the Series B Preferred Stock, filed with the Secretary of the Commonwealth of Pennsylvania and effective on May 25, 2021.

4.1	Purchase Contract and Pledge Agreement, dated May 25, 2021, between the Company and U.S. Bank National Association, as purchase contract agent, collateral agent, custodial agent and securities intermediary.

4.2	Form of Corporate Unit (included as Exhibit A to Exhibit 4.1 hereto)

4.3	Form of Treasury Unit (included as Exhibit B to Exhibit 4.1 hereto)

4.4	Form of Cash Settled Unit (included as Exhibit C to Exhibit 4.1 hereto)

4.5	Form of Series A Cumulative Perpetual Convertible Preferred Stock Certificate.

4.6	Form of Series B Cumulative Perpetual Preferred Stock Certificate.

5.1	Opinion of Jessica A. Milner, Deputy General Counsel to the Company.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Jessica A. Milner, Deputy General Counsel to the Company (included as part of Exhibit 5.1 hereto)

23.2	Consent of Latham & Watkins LLP (included as part of Exhibit 5.2 hereto)

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI CORPORATION

Date: May 25, 2021	By:	/s/ Jessica A. Milner

Jessica A. Milner
Assistant Secretary